60 EAST 42ND ST. ASSOCIATES L.L.C.

FILE NO. 0-2670

POWER OF ATTORNEY

We, the undersigned members of 60 East 42nd St. Associates L.L.C. ("Associates"), hereby severally constitute and appoint Mark Labell our true and lawful attorney with full power to sign for us, and in our names and in the capacities indicated below on behalf of Associates, any and all reports or other statements required to be filed with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

Signature Title Date

/s/ Peter L. Malkin Member October 23, 2003

Peter L. Malkin

/s/ Anthony E. Malkin Member October 22, 2003

Anthony E. Malkin

/s/ Scott D. Malkin Member October 29, 2003

Scott D. Malkin

/s/ Thomas N. Keltner Member October 9, 2003

Thomas N. Keltner, Jr.

/s/ Jack K. Feirman Member October 14, 2003

Jack K. Feirman

/s/ Mark Labell_______ Member October 10, 2003

Mark Labell

/s/ Fred C. Posniak Member October 10, 2003

Fred C. Posniak

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 23 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 22 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Anthony E. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 29 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Scott D. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 9 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Thomas N. Keltner, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 14 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Jack K. Feirman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 10 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Mark Labell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public

STATE OF NEW YORK )

) s.s.:

COUNTY OF NEW YORK )

On the 10 day of October in the year 2003 before me, the undersigned, a Notary Public in and said State, personally appeared Fred C. Posniak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Notary Public

Notary Public